SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 7, 2003


                              Rockford Corporation
             (Exact Name of Registrant as Specified in its Charter)


                                     Arizona
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


               000-30138                                          86-0394353
        (Commission File Number)                               (I.R.S. Employer
                                                             Identification No.)


        600 South Rockford Drive                                     85281
             Tempe, Arizona                                       (Zip Code)
(Address of Principal Executive Offices)


                                 (480) 967-3565
              (Registrant's Telephone Number, Including Area Code)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

     The following exhibit is furnished with this Form 8-K:

     Exhibit No.    Description
     -----------    -----------
        99.1        Certification pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002, by W. Gary
                    Suttle, our Chief Executive Officer, and James M. Thomson, our Chief Financial Officer.

ITEM 9. REGULATION FD DISCLOSURE.

     W. Gary Suttle, our Chief Executive Officer, and James M. Thomson, our Chief Financial Officer, have provided a certification of our Annual Report on Form 10-K for the year ended December 31, 2002. Their certification:

     * was made pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002; and
     * was attached to the transmittal letter accompanying our filing of the Form 10-K on March 7, 2003.

     Their certification is attached as Exhibit 99.1 to this Form 8-K. This exhibit is being furnished, and is not filed, as permitted by Regulation FD.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Rockford Corporation
                                        (Registrant)


Date: March 7, 2003                     By /s/ James M. Thomson
                                           -------------------------------------
                                           James M. Thomson
                                           Chief Financial Officer

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
                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
   99.1        Certification pursuant to 18 U.S.C. Section 1350, as adopted in
               Section 906 of the Sarbanes-Oxley Act of 2002, by W. Gary Suttle, our Chief Executive Officer, and James M. Thomson, our Chief
               Financial Officer

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